                                                                    Exhibit 25.1




                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2)  [_]

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

  New York                                                   13-5160382
  (State of incorporation                                    (I.R.S. employer
  if not a U.S. national bank)                               identification no.)

  One Wall Street, New York, N.Y.                            10286
  (Address of principal executive offices)                   (Zip code)

                            COLGATE-PALMOLIVE COMPANY
               (Exact name of obligor as specified in its charter)

  Delaware                                           13-1815595
  (State or other jurisdiction of                    (I.R.S. employer
  incorporation or organization)                     identification no.)

  300 Park Avenue

  New York, New York                                 10022
  (Address of principal executive offices)           (Zip code)


                                 Debt Securities
                       (Title of the indenture securities)

  1.     General information. Furnish the following information as to the
         Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

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             Name                             Address
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Superintendent of Banks of the State of       2 Rector Street, New York,
New York                                      N.Y. 10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York              33 Liberty Plaza, New York,
                                              N.Y. 10045

Federal Deposit Insurance Corporation         Washington, D.C. 20429
New York Clearing House Association           New York, New York 10005

        (b) Whether it is authorized to exercise corporate trust powers.

        Yes.

  2.    Affiliations with Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

  16.   List of Exhibits.

        Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits la and lb to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 24th day of March, 2000.

                                             THE BANK OF NEW YORK

                                             By: /s/ MARY LAGUMINA
                                                 -------------------------------
                                                Name: MARY LAGUMINA
                                                Title: ASSISTANT VICE PRESIDENT

                              EXHIBIT 7 FORM T-1

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                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


ASSETS                                                                    Dollar Amounts
                                                                            In Thousands
Cash and balances due from depository
 institutions:
 Noninterest-bearing balances and currency and
   coin..........................................                            $ 6,394,412
 Interest-bearing balances.......................                              3,966,749
Securities:
 Held-to-maturity securities.....................                                805,227
 Available-for-sale securities...................                              4,152,260
Federal funds sold and Securities purchased
   under agreements to resell....................                              1,449,439
Loans and lease financing receivables:
 Loans and leases, net of unearned
   income........................................                             37,900,739
 LESS: Allowance for loan and
   lease losses.................................                                 572,761
 LESS: Allocated transfer risk
   reserve......................................                                  11,754
 Loans and leases, net of unearned income,
   allowance, and reserve........................                             37,316,224
Trading Assets...................................                              1,646,634
Premises and fixed assets (including capitalized
   leases).......................................                                678,439
Other real estate owned..........................                                 11,571
Investments in unconsolidated subsidiaries and
   associated companies..........................                                183,038
Customers' liability to this bank on acceptances
 outstanding.....................................                                349,282
Intangible assets................................                                790,558
Other assets.....................................                              2,498,658
                                                                          --------------
Total assets.....................................                            $60,242,491
                                                                          ==============

LIABILITIES
Deposits:
 In domestic offices.............................                            $26,030,231
 Noninterest-bearing.............................                             11,348,986
 Interest-bearing...............................                              14,681,245
 In foreign offices, Edge and Agreement
   subsidiaries, and IBFs........................                             18,530,950
 Noninterest-bearing.............................                                156,624
 Interest-bearing................................                             18,374,326
Federal funds purchased and Securities sold
   under agreements to repurchase................                              2,094,678
Demand notes issued to the U.S.Treasury..........                                232,459
Trading liabilities..............................                              2,081,462
Other borrowed money:
 With remaining maturity of one year or less.....                                863,201
 With remaining maturity of more than one year
   through three years...........................                                    449
 With remaining maturity of more than three years                                 31,080
Bank's liability on acceptances executed and
   outstanding...................................                                351,286
Subordinated notes and debentures................                              1,308,000
Other liabilities................................                              3,055,031
                                                                          --------------
Total liabilities................................                             54,578,827
                                                                          ==============
EQUITY CAPITAL
Common stock.....................................                              1,135,284
Surplus..........................................                                815,314
Undivided profits and capital reserves...........                              3,759,164
Net unrealized holding gains (losses) on
 available-for-sale securities...................                         (       15,440)
Cumulative foreign currency translation
 adjustments.....................................                         (       30,658)
                                                                          --------------
Total equity capital.............................                              5,663,664
                                                                          --------------
Total liabilities and equity capital.............                            $60,242,491
                                                                          ==============

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Reyni           ]
Alan R. Griffith          ]          Directors
Gerald L. Hassell         ]

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